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                                                                    Exhibit 10.2

INDEPENDENT AUDITORS' CONSENT


With regard to Hydra-Static Systems, Inc., we consent to the inclusion of our audit opinion on the financial statements for the year ended December 31, 2000 and our review engagement report on the financial statements for the period ended April 12, 2001 with your filing with securities' regulatory authorities in the United States.

/s/ BDO DUNWOODY LLP


BDO DUNWOODY LLP
Chartered Accountants

Barrie, Ontario
August 24, 2001